SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934 Date of Report (Dated of earliest event reported) December 15, 2002

                           THE BRALORNE MINING COMPANY
             (Exact name of registrant as specified in its charter)

             Nevada                         0-25707               91-1948355
(State  or  other  jurisdiction     (Commission  File  No.)     (IRS  Employee
    or  incorporation)                                          Identification
                                                                     Number)


     1120  Sunnyside  Road,  Kelowna,  B.C.,  Canada          V1Z  2O8
     (Address  of  principal  executive  offices)           (Postal  Code)

                                  250-769-5800
              (Registrant's telephone number, including area code)

Item  4.        Change  of  Registrant's  Certifying  Accountants:

     (a)     Previous  independent  accountants

          (i) On December 15, 2002, the Registrant dismissed Andersen Andersen & Strong, L.C. from its position as the Registrant's independent accountants.

          (ii) Andersen Andersen & Strong, L.C. reports on the Registrant's financial statements as of and for the years ended November 30, 2001, 2000 and 1999 contained no adverse opinion or disclaimer of opinion and were not modified or qualified as to audit scope or accounting principles, but did contain modifications as to the Registrant's ability to continue as a going concern.

          (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

          (iv) During the three fiscal years ended November 30, 2001, 2000 and 1999, and through the subsequent interim period ended December 15, 2002, to best of the Registrant's knowledge, there have been no disagreements with Andersen Andersen & Strong, L.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of Andersen Andersen & Strong, L.C. would have caused them to make reference in connection with its report on the financial statements of the Registrant for such years.


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          (v)  During  the  three fiscal years ended November 30, 2001, 2000 and
               1999 and through subsequent interim period ended December 15, 2002, Andersen Andersen & Strong, L.C. did not advise the Registrant on any matters set forth in Item 304 (a) (1) (iv) of Regulation S-B.

          (vi) The Registrant requested that Andersen Andersen & Strong, L.C. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit 16.1 to this Form 8-K.

          (b)  New  Independent  Accountants

          On December 15, 2002, the Registrant engaged Sellers & Andersen, L.L.C. to audit its financial statements for the year ended November 30, 2002. During the three most recent fiscal years ended November 30, 2001, 2000 and 1999 and through December 15, 2002, the Registrant has not consulted with Sellers & Andersen, L.L.C. regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) (A) of Regulation S-B or an event, as that term is defined in Item 304 (a)
          (1)  (iv)  (B)  of  Regulation  S-B.

Item  7.          Financial  Statements  and  Exhibits

     (c)     Exhibit:

             16.1 Letter from Andersen Andersen & Strong. L.C. dated April 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


/s/  "Lucien  R.  Paquette"
---------------------------
Lucien  R.  Paquette
Chief  Financial  Officer,  Secretary  Treasurer
and  Director

Dated:  April  19,  2004


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